         COMMON SHARES                                                       Shares
         OF BENEFICIAL INTEREST

Number   PAR VALUE $.001

         ORGANIZED UNDER THE LAWS
         OF THE STATE OF DELAWARE
         The Shares represented by this certificate may not be owned or
         transferred, directly or indirectly, by or to (I) the United States, or                   THIS CERTIFICATE
         any state or political subdivision thereof, any foreign government, any                  IS TRANSFERABLE IN
         international organization, or any agency or instrumentality of any of               BOSTON OR IN NEW YORK CITY
         the foregoing, (II) any organization (other than a farmer's cooperative
         described in ss. 521 of the Internal Revenue Code of 1988, as                 CUSIP
         amended (the "Code")) that is exempt from the tax imposed by 28 U.S.C.        SEE REVERSE FOR CERTAIN DEFINITIONS
         ss.ss. 1-1399 and not subject to the tax imposed by 28 U.S.C. ss.
         511; or (III) any rural electric or telephone cooperative
         described in ss. 1381(A)(2)(C) of the Code.

                     BLACKROCK LIMITED DURATION INCOME TRUST

         THIS CERTIFIES THAT

         IS THE OWNER OF

      FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF

         BlackRock Limited Duration Income Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                  Witness the facsimile signatures of the duly authorized
officers of the Trust.

         DATED:

         COUNTERSIGNED AND REGISTERED:
              EQUISERVE TRUST COMPANY N.A.
                                    (BOSTON)
BY                TRANSFER AGENT AND REGISTRAR

                       AUTHORIZED SIGNATURE       SECRETARY           PRESIDENT

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -   as tenants in common          UNIF GIFT MIN ACT--....................Custodian..............
     TEN ENT -   as tenants by the entireties                         (Cust)                       (Minor)
     JT TEN  -   as joint tenants with right
                 of survivorship and not as                                              Act................
                 tenants in common                                                                (State)

                          Additional abbreviations may also be used though not
in the above list.

For Value Received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
       (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

________________________________________________________________________________

_________________________Common Shares of Beneficial Interest represented by the within Certificate and do hereby irrevocably constitute and appoint

_________________________Attorney to transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated_____________________

                                 X______________________________________________

                                 X______________________________________________
                              NOTICE:   THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By______________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO
S.E.C. RULE 17Ad-15.aE

                                        2